UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–02280)

Exact name of registrant as specified in charter:	Putnam Convertible Securities Fund

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	October 31, 2019

Date of reporting period:	November 1, 2018 — October 31, 2019

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam INVESTMENTS

Putnam Convertible Securities Fund

Annual report
10 | 31 | 19

Value funds look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

FUND SYMBOL
CLASS A
PCONX

Putnam
Convertible Securities
Fund

Annual report
10 | 31 | 19

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

December 12, 2019

Dear Fellow Shareholder:

We believe your mutual fund investment offers a number of advantages, such as investment diversification and daily liquidity. Putnam funds also include a commitment to active investing. Putnam’s portfolio managers and analysts take a research-intensive approach that incorporates risk management strategies designed to serve you through changing conditions.

To support your overall investment program, we believe that the counsel of a financial advisor is prudent. For over 80 years, Putnam has recognized the importance of professional investment advice. Your financial advisor can help in many ways, including defining and planning for goals, determining your appropriate level of risk, and reviewing your investments on a regular basis.

As always, your fund’s Board of Trustees remains committed to protecting the interests of Putnam shareholders like you. We thank you for investing with Putnam.

Two different investment objectives — seeking current income and seeking capital appreciation potential — typically dictate an investor’s preference for bonds or stocks. But with Putnam Convertible Securities Fund, investors can pursue both of these objectives at the same time.

Hybrid securities with the characteristics of stocks and bonds

Typically issued as bonds or preferred stock, convertibles offer investors the ability to “convert” their convertible shares into shares of common stock. This feature allows investors to profit from the potential price appreciation of the convertible issuer’s underlying stock. At the same time, convertibles offer both income potential and downside protection through their fixed-income characteristics.

Source: Putnam, as of 10/31/19. All returns are annualized. Index performance is not indicative of Putnam fund performance or a guarantee of future results. You cannot invest in an index.

2 Convertible Securities Fund

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 9–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the ICE BofAML U.S. Convertible Index, was introduced on 12/31/87, which post-dates the inception of the fund’s class A shares.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 10/31/19. See above and pages 9–12 for additional fund performance information. Index descriptions can be found on page 17.

Convertible Securities Fund 3

How was the market environment during the reporting period?

ROB Following the stock market correction in the final months of 2018, the environment markedly improved in 2019. The main catalysts behind the rally were the Federal Reserve’s dovish comments about its interest-rate policy and intermittent optimism over a U.S.–China trade agreement. The market gyrated during the period in response to escalating trade tensions and mixed U.S. economic data. The sell-offs in May and August 2019 were especially sharp. Uncertainty about how the United Kingdom would exit the European Union contributed to further investor unease.

Stocks hit new highs in September and October 2019, supported by continued Fed easing. By the close of the period, the Fed had reduced its benchmark rate three times — in July, September, and October 2019. As interest rates declined, the yield on the benchmark 10-year Treasury fell from 3.13% at the beginning of the period on November 1, 2018, to 1.69% by period-end on October 31, 2019. Following its October policy meeting, the Fed shifted from acting to sustain the longest-recorded U.S. economic expansion to pausing to allow the

4 Convertible Securities Fund

Allocations are shown as a percentage of the fund’s net assets as of 10/31/19. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 10/31/19. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

Convertible Securities Fund 5

stimulative effects of the rate cuts to filter through the economy.

Against this backdrop, equity and fixed-income markets posted strong gains. The S&P 500 Index and Bloomberg Barclays U.S. Aggregate Bond Index returned 14.33% and 11.51%, respectively. Supported by the strength of their underlying equities and the outperformance of large-cap convertibles, convertible securities also rallied. The ICE BofAML U.S. Convertibles Index [the convertibles benchmark] returned 12.45% for the reporting period. Eight of the 12 sectors within the convertibles index delivered positive performance, led by technology and financials. Meanwhile, energy and basic materials were the worst-performing sectors in the index.

How were supply and demand dynamics in the convertibles market?

ANTHONY We saw near-record new issuance during the third quarter of 2019 as issuers took advantage of lower interest rates and high equity valuations to raise capital. There was a nice balance of new entrants to the market and repeat issuers. Some 50% of the deals originated in the technology sector. We were able to take advantage of new-issue activity by swapping out of some higher value securities into more balanced [less equity-sensitive] securities. We favored securities with strong fundamental stories that have seen a run-up in their underlying equity. Overall, the market was able to digest the large supply in an orderly fashion.

How did Putnam Convertible Securities Fund perform during the reporting period?

ROB The fund solidly outperformed its benchmark and the average return of funds in its Lipper peer group. At the sector level, overweight positioning and security selection within the outperforming technology sector were top contributors to relative performance. Security selection within health care and communication services also added to results.

Underweight positioning in the financials sector was the largest relative detractor because the decline in interest rates benefited rate-sensitive securities. Security selection in capital goods also detracted from performance.

What investments aided the fund’s performance relative to the benchmark?

ANTHONY The three top contributors during the period were software-as-a-service companies [SaaS]. SaaS companies were up nearly 12% over the reporting period and 19% since the beginning of 2019. Our decision to overweight these outperformers relative to the benchmark was advantageous.

Okta, a software company that develops cloud-based identity and access management products, was the top-performing holding. Okta’s software helps businesses manage and secure user authentication for internal employees and external customers. The company announced strong quarterly results, due in large part to growth in subscription revenue and billings.

The fund’s investment in Alteryx was rewarding as well. This data management company uses data science and analytics to help its clients turn their data into actionable information to enhance business results. Alteryx also saw solid earnings, which grew more than 50% year over year in the first and second quarters of 2019.

Finally, Coupa Software achieved strong earnings results from its cloud-based platform for procurement and expense management. During the second quarter of 2019, the company delivered record revenues along with better-than-expected sales results. The company also issued guidance for third

6 Convertible Securities Fund

quarter 2019 and calendar 2020 that was above analyst estimates.

What investments detracted from returns relative to the benchmark?

ROB The fund’s lack of exposure to the outperforming Advanced Micro Devices, a large-cap technology semiconductor company, weighed on results. The company gained incremental market share when its competitor, Intel, stumbled during a new product launch.

The fund’s overweight exposure to Carbonite, a software company specializing in data protection, held back results as well. The underperformance was driven by the departure of the CEO in July 2019 as well as weak forward guidance for second-quarter earnings and an underwhelming outlook for the balance of 2019.

Oil and gas exploration and production companies struggled during the first half of the period. This was due to volatile oil and gas prices and concerns about global demand. While energy prices recovered somewhat in the second half of the period, the fund’s investments in Oasis Petroleum did not recover from earlier losses. We sold the position before period-end and reinvested the proceeds in convertibles that offered more balanced risk/reward characteristics, in our view.

What is your outlook for the remainder of 2019 and beyond?

ROB Convertible securities fared quite well during the first 10 months of 2019, supported by strength in their underlying equities, accommodative Fed policy, and robust technicals in the convertibles market. However, our outlook is more cautious given continued trade tensions and moderating earnings growth. Therefore, we continue to trim our positions in strong outperformers, especially those trading with higher price to par value and equity sensitivity. We are redeploying proceeds into more balanced securities when appropriate. We expect steady new issuance trends for the remainder of the year. Ultimately, we believe convertibles remain an attractive option for investors seeking current income and capital appreciation while lowering portfolio volatility.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Convertible Securities Fund 7

ANTHONY We are maintaining a balanced “pure-play” convertibles portfolio, holding few common stocks or straight corporate bonds, which we believe sets the portfolio apart from its peers. The portfolio maintains a delta, or equity sensitivity, in the mid-50s. In our opinion, keeping the delta in the 50s range represents a more balanced profile of capital preservation and reduced volatility from the bond component, as well as upside opportunity from the equity conversion option. We believe this positioning will help the fund weather any potential future volatility.

Thank you, gentlemen, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

Of special interest

The fund, which seeks, with equal emphasis, current income and capital appreciation, had maintained a stable dividend since September 2015 for class A shares. As a result of decreased levels of income in the portfolio, the fund’s quarterly income distribution rate per class A shares was reduced from $0.120 per share to $0.093 in September 2019. Similar decreases were made to other share classes.

8 Convertible Securities Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2019, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class I, R, R6, and Y shares are not available to all investors. Effective November 25, 2019, class M shares will no longer be available for purchase and will convert automatically to class A shares. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (6/29/72)
Before sales charge	9.65%	143.79%	9.32%	34.74%	6.14%	35.34%	10.61%	14.11%
After sales charge	9.52	129.77	8.67	26.99	4.89	27.55	8.45	7.55
Class B (7/15/93)
Before CDSC	9.47	129.63	8.67	29.84	5.36	32.34	9.79	13.29
After CDSC	9.47	129.63	8.67	27.87	5.04	29.34	8.95	8.29
Class C (7/26/99)
Before CDSC	9.48	126.15	8.50	29.81	5.36	32.30	9.78	13.24
After CDSC	9.48	126.15	8.50	29.81	5.36	32.30	9.78	12.24
Class I (3/3/15)
Net asset value	9.79	151.59	9.67	37.36	6.55	36.96	11.05	14.58
Class M (3/13/95)
Before sales charge	9.00	131.95	8.78	31.46	5.62	33.37	10.07	13.56
After sales charge	8.92	123.83	8.39	26.86	4.87	28.70	8.77	9.59
Class R (12/1/03)
Net asset value	9.38	137.75	9.05	33.05	5.88	34.33	10.34	13.84
Class R6 (5/22/18)
Net asset value	9.78	150.28	9.61	36.64	6.44	36.55	10.94	14.50
Class Y (12/30/98)
Net asset value	9.78	150.01	9.60	36.50	6.42	36.41	10.90	14.42

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class I, R, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not

Convertible Securities Fund 9

applicable. Performance for class I and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class I and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

Comparative index returns For periods ended 10/31/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
ICE BofAML U.S.
Convertible Index	—*	166.55%	10.30%	42.30%	7.31%	37.72%	11.26%	12.45%
Lipper Convertible
Securities Funds	9.65%	134.17	8.83	36.07	6.32	34.48	10.33	12.34
category average†

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* The fund’s benchmark, the ICE BofA Merrill Lynch U.S. Convertible Index, was introduced on 12/31/87, which post-dates the inception of the fund’s class A shares.

† Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 10/31/19, there were 79, 75, 61, 45, and 1 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $22,963 and $22,615, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $22,383. A $10,000 investment in the fund’s class I, R, R6, and Y shares would have been valued at $25,159, $23,775, $25,028 and $25,001, respectively.

10 Convertible Securities Fund

Fund price and distribution information For the 12-month period ended 10/31/19

Distributions	Class A		Class B	Class C	Class I	Class M		Class R	Class R6	Class Y
Number	4		4	4	4	4		4	4	4
Income	$0.453		$0.258	$0.267	$0.543	$0.329		$0.389	$0.535	$0.515
Capital gains
Long-term
gains	2.442		2.442	2.442	2.442	2.442		2.442	2.442	2.442
Short-term
gains	0.090		0.090	0.090	0.090	0.090		0.090	0.090	0.090
Total	$2.985		$2.790	$2.799	$3.075	$2.861		$2.921	$3.067	$3.047
	Before	After	Net	Net	Net	Before	After	Net	Net	Net
	sales	sales	asset	asset	asset	sales	sales	asset	asset	asset
Share value	charge	charge	value	value	value	charge	charge	value	value	value
10/31/18	$25.23	$26.77	$24.70	$24.93	$25.24	$24.95	$25.85	$25.11	$25.23	$25.22
10/31/19	25.27	26.81	24.69	24.93	25.29	24.96	25.87	25.14	25.27	25.26
Current rate	Before	After	Net	Net	Net	Before	After	Net	Net	Net
(end of	sales	sales	asset	asset	asset	sales	sales	asset	asset	asset
period)	charge	charge	value	value	value	charge	charge	value	value	value
Current
dividend rate[1]	1.47%	1.39%	0.71%	0.72%	1.83%	0.98%	0.94%	1.23%	1.80%	1.73%
Current
30-day
SEC yield[2]	N/A	0.59	–0.11	–0.11	1.00	N/A	0.13	0.38	0.94	0.87

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by NAV or market price at end of period.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Convertible Securities Fund 11

Fund performance as of most recent calendar quarter Total return for periods ended 9/30/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (6/29/72)
Before sales charge	9.64%	135.54%	8.94%	34.23%	6.06%	30.91%	9.39%	5.15%
After sales charge	9.50	121.99	8.30	26.51	4.82	23.38	7.26	–0.89
Class B (7/15/93)
Before CDSC	9.45	121.73	8.29	29.29	5.27	28.03	8.58	4.38
After CDSC	9.45	121.73	8.29	27.33	4.95	25.03	7.73	–0.23
Class C (7/26/99)
Before CDSC	9.46	118.46	8.13	29.31	5.28	28.03	8.58	4.37
After CDSC	9.46	118.46	8.13	29.31	5.28	28.03	8.58	3.45
Class I (3/3/15)
Net asset value	9.78	142.98	9.28	36.79	6.47	32.49	9.83	5.54
Class M (3/13/95)
Before sales charge	8.99	123.98	8.40	30.91	5.53	28.95	8.85	4.63
After sales charge	8.91	116.14	8.01	26.33	4.79	24.44	7.56	0.97
Class R (12/1/03)
Net asset value	9.37	129.67	8.67	32.55	5.80	29.92	9.12	4.86
Class R6 (5/22/18)
Net asset value	9.76	141.72	9.23	36.08	6.36	32.09	9.72	5.51
Class Y (12/30/98)
Net asset value	9.76	141.46	9.22	35.93	6.33	31.95	9.68	5.42

See the discussion following the fund performance table on page 9 for information about the calculation of fund performance.

12 Convertible Securities Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. Effective November 25, 2019, all outstanding class M shares will no longer available for purchase and will convert automatically to class A shares. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class I	Class M	Class R	Class R6	Class Y
Total annual operating
expenses for the fiscal year
ended 10/31/18	1.05%	1.80%	1.80%	0.68%	1.55%	1.30%	0.72%*	0.80%
Annualized expense ratio
for the six-month period
ended 10/31/19†	1.04%	1.79%	1.79%	0.68%	1.54%	1.29%	0.72%	0.79%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Other expenses are based on expenses of class A shares for the fund’s last fiscal year, restated to reflect the lower investor servicing fees applicable to class R6 shares.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 5/1/19 to 10/31/19. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class I	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.31	$9.12	$9.12	$3.47	$7.85	$6.58	$3.68	$4.04
Ending value (after expenses)	$1,024.80	$1,021.30	$1,020.80	$1,027.00	$1,022.50	$1,023.60	$1,026.90	$1,026.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Convertible Securities Fund 13

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 10/31/19, use the following calculation method. To find the value of your investment on 5/1/19, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class I	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.30	$9.10	$9.10	$3.47	$7.83	$6.56	$3.67	$4.02
Ending value (after expenses)	$1,019.96	$1,016.18	$1,016.18	$1,021.78	$1,017.44	$1,018.70	$1,021.58	$1,021.22

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14 Convertible Securities Fund

Consider these risks before investing

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions, government actions, geopolitical events or changes, and factors related to a specific issuer, geography, industry or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. These risks are generally greater for convertible securities issued by small and/or midsize companies. Convertible securities’ prices may be adversely affected by underlying common stock price changes. While convertible securities tend to provide higher yields than common stocks, the higher yield may not protect against the risk of loss or mitigate any loss associated with a convertible security’s price decline. Convertible securities are subject to credit risk, which is the risk that an issuer of the fund’s investments may default on payment of interest or principal. Credit risk is generally greater for below- investment-grade convertible securities. Convertible securities may be less sensitive to interest-rate changes than non-convertible bonds because of their structural features (e.g., convertibility, “put” features). Interest-rate risk is generally greater, however, for longer-term bonds and convertible securities whose underlying stock price has fallen significantly below the conversion price. You can lose money by investing in the fund.

Convertible Securities Fund 15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class I shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are only available to institutional clients and other investors who meet minimum investment requirements.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC. Effective November 25, 2019, class M shares will no longer be available for purchase and will convert automatically to class A shares.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association

16 Convertible Securities Fund

(Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

° Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

ICE BofAML U.S. Convertible Index is an unmanaged index of high-yield U.S. convertible securities.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

Russell 2000 Index is an unmanaged index of 2,000 small companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Convertible Securities Fund 17

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2019, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2019, Putnam employees had approximately $472,000,000 and the Trustees had approximately $74,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

18 Convertible Securities Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Convertible Securities Fund 19

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2019, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2019, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2019 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2019. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous

20 Convertible Securities Fund

years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2018. These expense limitations were: (i) a contractual expense limitation applicable to all open-end funds of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2018. Putnam Management and PSERV have agreed to maintain these expense limitations until at least February 28, 2021. The support of Putnam Management and PSERV for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the third quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2018. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2018 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this

Convertible Securities Fund 21

regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans and sub-advised mutual funds. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, after a strong start to the year, 2018 was a mixed year for The Putnam Funds, with the Putnam open-end Funds’ performance, on an asset-weighted basis, ranking in the 54th percentile of their Lipper Inc. (“Lipper”) peers (excluding those Putnam funds that are evaluated based on their total returns versus selected investment benchmarks). The Trustees also noted that The Putnam Funds were ranked by the Barron’s/Lipper Fund Families survey as the 41st-best performing mutual fund complex out of 57 complexes for the one-year period ended December 31, 2018 and the 29th-best performing mutual fund complex out of 55 complexes for the five-year period ended December 31, 2018. The Trustees observed that The Putnam Funds’ performance over the longer-term continued to be strong, ranking 6th out of 49 mutual fund complexes in the survey over the ten-year period ended 2018. In addition, the Trustees noted that 22 of the funds were four- or five-star rated by Morningstar Inc. at the end of 2018. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2018 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

22 Convertible Securities Fund

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Convertible Securities Funds) for the one-year, three-year and five-year periods ended December 31, 2018 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	3rd
Three-year period	2nd
Five-year period	3rd

Over the one-year, three-year and five-year periods ended December 31, 2018, there were 80, 77 and 60 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires in 2018 to strengthen its investment team.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

Convertible Securities Fund 23

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

24 Convertible Securities Fund

Report of Independent Registered Public Accounting Firm

Shareholders and the Board of Trustees
Putnam Convertible Securities Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Putnam Convertible Securities Fund (the “fund”), including the fund’s portfolio, as of October 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the fund as of October 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Putnam investment companies since 1999.

Boston, Massachusetts
December 12, 2019

Convertible Securities Fund 25

The fund’s portfolio 10/31/19

	Principal
CONVERTIBLE BONDS AND NOTES (71.9%)*	amount	Value
Aerospace and defense (0.6%)
Kaman Corp. cv. sr. unsec. notes 3.25%, 5/1/24	$3,640,000	$4,129,997
		4,129,997
Biotechnology (4.9%)
BioMarin Pharmaceutical, Inc. cv. sr. unsec. sub. notes
0.599%, 8/1/24	4,481,000	4,481,790
Exact Sciences Corp. cv. sr. unsec. notes 0.375%, 3/15/27	8,539,000	9,151,070
Illumina, Inc. cv. sr. unsec. notes zero %, 8/15/23	4,020,000	4,345,431
Ligand Pharmaceuticals, Inc. cv. sr. unsec. sub. notes
0.75%, 5/15/23	2,713,000	2,351,805
Medicines Co. (The) cv. sr. unsec. notes 2.50%, 1/15/22	1,529,000	2,454,045
Medicines Co. (The) cv. sr. unsec. unsub. notes 2.75%, 7/15/23	7,215,000	9,014,242
Neurocrine Biosciences, Inc. cv. sr. unsec. notes 2.25%, 5/15/24	2,745,000	4,006,119
		35,804,502
Broadcasting (2.3%)
Liberty Media Corp. cv. sr. unsec. bonds 1.375%, 10/15/23	7,426,000	9,370,424
Liberty Media Corp. cv. sr. unsec. notes 1.00%, 1/30/23	5,735,000	7,259,916
		16,630,340
Cable television (1.4%)
DISH Network Corp. cv. sr. unsec. notes 3.375%, 8/15/26	10,972,000	10,259,492
		10,259,492
Commercial and consumer services (4.4%)
Euronet Worldwide, Inc. 144A cv. sr. unsec. bonds 0.75%, 3/15/49	4,388,000	4,990,197
FTI Consulting, Inc. cv. sr. unsec. notes 2.00%, 8/15/23	4,650,000	5,806,287
Priceline Group, Inc. (The) cv. sr. unsec. unsub. notes
0.35%, 6/15/20	8,490,000	13,213,175
Square, Inc. cv. sr. unsec. notes 0.50%, 5/15/23	7,598,000	8,380,465
		32,390,124
Computers (7.4%)
Akamai Technologies, Inc. cv. sr. unsec. notes 0.125%, 5/1/25	5,201,000	5,825,120
Akamai Technologies, Inc. 144A cv. sr. unsec. notes 0.375%, 9/1/27	5,733,000	5,721,018
HubSpot, Inc. cv. sr. unsec. notes 0.25%, 6/1/22	2,748,000	4,696,811
Nuance Communications, Inc. cv. sr. unsec. notes 1.25%, 4/1/25	3,626,000	3,811,833
RealPage, Inc. cv. sr. unsec. notes 1.50%, 11/15/22	2,757,000	4,216,113
ServiceNow, Inc. cv. sr. unsec. unsub. notes zero %, 6/1/22	4,892,000	9,164,065
Splunk, Inc. cv. sr. unsec. notes 1.125%, 9/15/25	9,556,000	10,578,396
Talend SA 144A cv. sr. unsec. notes 1.75%, 9/1/24	3,500,000	3,758,727
Twilio, Inc. cv. sr. unsec. notes 0.25%, 6/1/23, (acquired various
dates from 11/8/18 to 10/15/19, cost $4,150,805) ∆∆	2,750,000	4,195,469
Western Digital Corp. cv. company guaranty sr. unsec. notes
1.50%, 2/1/24	2,287,000	2,168,827
		54,136,379
Construction (0.4%)
Patrick Industries, Inc. cv. sr. unsec. notes 1.00%, 2/1/23	2,921,000	2,743,730
		2,743,730
Consumer services (3.1%)
Etsy, Inc. 144A cv. sr. unsec. notes 0.125%, 10/1/26	6,019,000	5,477,290
IAC Financeco 2, Inc. 144A cv. company guaranty sr. unsec. notes
0.875%, 6/15/26	5,203,000	5,597,008

26 Convertible Securities Fund

	Principal
CONVERTIBLE BONDS AND NOTES (71.9%)* cont.	amount	Value
Consumer services cont.
IAC FinanceCo, Inc. 144A cv. company guaranty sr. unsec. notes
0.875%, 10/1/22	$2,729,000	$4,341,603
Wayfair, Inc. 144A cv. sr. unsec. notes 1.125%, 11/1/24	6,845,000	6,989,122
		22,405,023
Electrical equipment (1.0%)
Fortive Corp. 144A cv. company guaranty sr. unsec. notes
0.875%, 2/15/22	2,964,000	2,924,215
II-VI, Inc. cv. sr. unsec. notes 0.25%, 9/1/22	4,702,000	4,736,854
		7,661,069
Electronics (7.8%)
Cree, Inc. cv. sr. unsec. notes 0.875%, 9/1/23	2,690,000	2,901,063
GT Advanced Technologies, Inc. cv. sr. unsec. sub. notes 3.00%,
12/15/20, F	2,944,000	294
Inphi Corp. cv. sr. unsec. notes 0.75%, 9/1/21	5,010,000	6,913,886
Intel Corp. cv. jr. unsec. sub. notes 3.25%, 8/1/39	2,007,000	5,589,796
Microchip Technology, Inc. cv. sr. unsec. sub. notes
1.625%, 2/15/27	20,832,000	27,270,832
ON Semiconductor Corp. cv. company guaranty sr. unsec. unsub.
notes 1.625%, 10/15/23	7,998,000	9,961,125
OSI Systems, Inc. cv. sr. unsec. unsub. notes 1.25%, 9/1/22	4,180,000	4,592,775
		57,229,771
Entertainment (1.4%)
Live Nation Entertainment, Inc. cv. sr. unsec. notes 2.50%, 3/15/23	8,285,000	10,135,780
		10,135,780
Health-care services (2.1%)
Sarepta Therapeutics, Inc. cv. sr. unsec. notes 1.50%, 11/15/24	2,050,000	2,890,785
Tabula Rasa HealthCare, Inc. 144A cv. sr. unsec. sub. notes
1.75%, 2/15/26	3,410,000	3,531,481
Teladoc Health, Inc. cv. sr. unsec. notes 1.375%, 5/15/25	5,737,000	9,297,386
		15,719,652
Homebuilding (0.4%)
Horizon Global Corp. cv. sr. unsec. unsub. notes 2.75%, 7/1/22	4,018,000	3,204,144
		3,204,144
Insurance (0.5%)
AXA SA 144A cv. sr. unsec. unsub. notes 7.25%, 5/15/21, (France)	3,565,000	3,696,459
		3,696,459
Investment banking/Brokerage (1.1%)
JPMorgan Chase Financial Co., LLC cv. company guaranty sr.
unsec. notes 0.25%, 5/1/23	8,160,000	8,288,928
		8,288,928
Media (1.0%)
Liberty Interactive, LLC 144A cv. sr. unsec. bonds 1.75%, 9/30/46	5,050,000	7,145,942
		7,145,942
Medical technology (3.8%)
China Medical Technologies, Inc. cv. sr. unsec. bonds Ser. CMT,
4.00%, 8/15/20, (China) (In default) † F	3,213,000	205,632
China Medical Technologies, Inc. 144A cv. sr. unsec. notes 6.25%,
12/17/19, (China) (In default) † F	3,544,000	198,464
CONMED Corp. 144A cv. sr. unsec. notes 2.625%, 2/1/24	4,366,000	5,991,366
Insulet Corp. cv. sr. unsec. notes 1.375%, 11/15/24	1,201,000	1,992,909

Convertible Securities Fund 27

	Principal
CONVERTIBLE BONDS AND NOTES (71.9%)* cont.	amount	Value
Medical technology cont.
Insulet Corp. 144A cv. sr. unsec. notes 0.375%, 9/1/26	$8,724,000	$8,336,873
Repligen Corp. cv. sr. unsec. notes 0.375%, 7/15/24	5,935,000	5,934,352
Wright Medical Group, Inc. cv. company guaranty sr. unsec. notes
1.625%, 6/15/23	5,770,000	5,511,438
		28,171,034
Oil and gas (1.0%)
Cheniere Energy, Inc. cv. sr. unsec. unsub. notes 4.25%, 3/15/45	4,592,000	3,598,980
Chesapeake Energy Corp. cv. company guaranty sr. unsec. notes
5.50%, 9/15/26	6,306,000	3,480,124
		7,079,104
Pharmaceuticals (2.8%)
DexCom, Inc. 144A cv. sr. unsec. notes 0.75%, 12/1/23	8,833,000	10,555,796
Jazz Investments I, Ltd. cv. company guaranty sr. unsec. sub. notes
1.50%, 8/15/24, (Ireland)	6,297,000	6,028,538
Supernus Pharmaceuticals, Inc. cv. sr. unsec. notes 0.625%, 4/1/23	3,891,000	3,582,004
		20,166,338
Power producers (1.4%)
NRG Energy, Inc. cv. company guaranty sr. unsec. bonds
2.75%, 6/1/48	9,165,000	10,397,956
		10,397,956
Real estate (2.0%)
Blackstone Mortgage Trust, Inc. cv. sr. unsec. notes
4.75%, 3/15/23, R	6,317,000	6,652,340
IH Merger Sub, LLC cv. company guaranty sr. unsec. notes
3.50%, 1/15/22, R	5,967,000	8,196,954
		14,849,294
Retail (1.5%)
Guess?, Inc. 144A cv. sr. unsec. notes 2.00%, 4/15/24	3,451,000	3,289,234
RH cv. sr. unsec. unsub. notes zero %, 6/15/23	6,730,000	7,596,553
		10,885,787
Schools (1.0%)
Chegg, Inc. 144A cv. sr. unsec. notes 0.125%, 3/15/25	8,024,000	7,508,859
		7,508,859
Shipping (0.6%)
Air Transport Services Group, Inc. cv. sr. unsec. notes
1.125%, 10/15/24	4,808,000	4,401,602
		4,401,602
Software (8.7%)
Alteryx, Inc. 144A cv. sr. unsec. notes 0.50%, 8/1/24	9,356,000	8,628,587
Coupa Software, Inc. 144A cv. sr. unsec. notes 0.125%, 6/15/25	8,257,000	9,392,338
Everbridge, Inc. cv. sr. unsec. unsub. notes 1.50%, 11/1/22	1,873,000	3,961,395
New Relic, Inc. cv. sr. unsec. notes 0.50%, 5/1/23	3,779,000	3,631,996
Nice Systems, Inc. cv. company guaranty sr. unsec. notes
1.25%, 1/15/24	1,998,000	3,884,861
Okta, Inc. 144A cv. sr. unsec. notes 0.125%, 9/1/25	10,977,000	10,401,302
Pluralsight, Inc. 144A cv. sr. unsec. notes 0.375%, 3/1/24	6,013,000	5,275,987
SailPoint Technologies Holding, Inc. 144A cv. sr. unsec. notes
0.125%, 9/15/24	5,388,000	5,196,951
Workday, Inc. cv. sr. unsec. notes 0.25%, 10/1/22	5,925,000	7,535,384
Zendesk, Inc. cv. sr. unsec. notes 0.25%, 3/15/23	4,475,000	5,815,855
		63,724,656

28 Convertible Securities Fund

	Principal
CONVERTIBLE BONDS AND NOTES (71.9%)* cont.	amount	Value
Technology services (7.1%)
Carbonite, Inc. cv. sr. unsec. unsub. notes 2.50%, 4/1/22	$3,565,000	$3,475,809
DocuSign, Inc. cv. sr. unsec. notes 0.50%, 9/15/23	8,460,000	9,934,765
iQIYI, Inc. 144A cv. sr. unsec. notes 2.00%, 4/1/25, (China)	3,199,000	2,881,221
J2 Global, Inc. cv. sr. unsec. notes 3.25%, 6/15/29	3,175,000	4,675,585
Palo Alto Networks, Inc. cv. sr. unsec. notes 0.75%, 7/1/23	10,065,000	11,071,126
Proofpoint, Inc. 144A cv. sr. unsec. unsub. notes 0.25%, 8/15/24	6,593,000	6,823,755
Snap, Inc. 144A cv. sr. unsec. notes 0.75%, 8/1/26	1,789,000	1,808,196
Twitter, Inc. cv. sr. unsec. unsub. bonds 1.00%, 9/15/21	6,290,000	6,087,249
Wix.com, Ltd. cv. sr. unsec. notes zero %, 7/1/23, (Israel)	4,913,000	5,603,283
		52,360,989
Telecommunications (1.8%)
Intelsat SA cv. company guaranty sr. unsec. notes 4.50%,
6/15/25, (Luxembourg)	1,156,000	1,851,045
Powerwave Technologies, Inc. cv. unsec. sub. notes 3.875%,
10/1/27, (In default) † F	5,121,000	512
RingCentral, Inc. cv. sr. unsec. notes zero %, 3/15/23	3,102,000	6,269,918
Vonage Holdings Corp. 144A cv. sr. unsec. notes 1.75%, 6/1/24	5,176,000	5,005,373
		13,126,848
Telephone (0.4%)
GCI Liberty, Inc. 144A cv. sr. unsec. bonds 1.75%, 9/30/46	2,060,000	2,769,773
		2,769,773
Total convertible bonds and notes (cost $499,609,146)		$527,023,572

CONVERTIBLE PREFERRED STOCKS (20.8%)*	Shares	Value
Banking (4.5%)
Bank of America Corp. Ser. L, 7.25% cv. pfd.	13,985	$21,131,335
Wells Fargo & Co. Ser. L, 7.50% cv. pfd. S	7,830	11,825,877
		32,957,212
Chemicals (0.9%)
International Flavors & Fragrances, Inc. $3.00 cv. pfd.	136,205	6,351,239
		6,351,239
Conglomerates (1.8%)
Danaher Corp. 4.75% cv. pfd. S	12,133	13,346,300
		13,346,300
Electric utilities (5.0%)
American Electric Power Co., Inc. $3.06 cv. pfd.	154,593	8,471,696
NextEra Energy, Inc. $2.436 cv. pfd. † S	140,093	7,125,130
Sempra Energy Ser. A, $6.00 cv. pfd.	115,655	13,468,025
Southern Co. (The) $0.00 cv. pfd.	146,486	7,787,196
		36,852,047
Electrical equipment (1.0%)
Fortive Corp. Ser. A, 5.00% cv. pfd.	8,125	7,353,179
		7,353,179
Electronics (1.6%)
Broadcom, Inc. 8.00% cv. pfd. †	10,892	11,796,254
		11,796,254
Financial (0.7%)
AMG Capital Trust II $2.575 cv. pfd.	102,985	4,905,066
		4,905,066

Convertible Securities Fund 29

CONVERTIBLE PREFERRED STOCKS (20.8%)* cont.	Shares	Value
Manufacturing (0.4%)
Rexnord Corp. Ser. A, $2.88 cv. pfd.	54,143	$3,032,961
		3,032,961
Medical technology (2.0%)
Becton Dickinson and Co. Ser. A, $3.063 cv. pfd.	241,332	14,905,348
		14,905,348
Real estate (1.0%)
QTS Realty Trust, Inc. Ser. B, $6.50 cv. pfd.	55,599	7,027,764
		7,027,764
Regional Bells (—%)
Cincinnati Bell, Inc. Ser. B, $3.378 cum. cv. pfd.	190	6,612
		6,612
Telecommunications (1.9%)
Crown Castle International Corp. Ser. A, 6.875% cv. pfd.	11,233	13,987,893
		13,987,893
Total convertible preferred stocks (cost $136,175,872)		$152,521,875

COMMON STOCKS (3.6%)*	Shares	Value
Advanced Micro Devices, Inc. †	191,635	$6,502,176
Anthem, Inc.	12,800	3,444,224
Exxon Mobil Corp.	27,945	1,888,244
GT Advanced Technologies, Inc. † F	552	29,664
Hess Corp.	36,549	2,403,097
Lam Research Corp.	14,635	3,966,670
NXP Semiconductors NV	16,910	1,922,329
Stanley Black & Decker, Inc.	26,215	3,967,116
T-Mobile US, Inc. †	29,411	2,431,110
Total common stocks (cost $22,634,665)		$26,554,630

	Principal
CORPORATE BONDS AND NOTES (0.6%)*	amount	Value
Nutanix, Inc. cv. sr. unsec. notes zero %, 1/15/23	$2,939,000	$2,815,713
Talos Production, LLC/Talos Production Finance, Inc. company guaranty notes 11.00%, 4/3/22 (acquired various dates from
5/8/18 to 6/6/18, cost $1,870,030) ∆∆	1,788,508	1,819,807
Total corporate bonds and notes (cost $4,787,658)		$4,635,520

SHORT-TERM INVESTMENTS (3.8%)*	Shares	Value
Putnam Cash Collateral Pool, LLC 2.07% [d]	3,069,365	$3,069,365
Putnam Short Term Investment Fund 1.98% L	24,582,676	24,582,676
Total short-term investments (cost $27,652,041)		$27,652,041

TOTAL INVESTMENTS
Total investments (cost $690,859,382)	$738,387,638

30 Convertible Securities Fund

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2018 through October 31, 2019 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $732,547,857.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $6,015,276, or 0.8% of net assets.

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

Convertible Securities Fund 31

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$2,431,110	$—	$—
Consumer cyclicals	3,967,116	—	—
Energy	4,291,341	—	—
Health care	3,444,224	—	—
Technology	12,391,175	—	29,664
Total common stocks	26,524,966	—	29,664

Convertible bonds and notes	—	526,618,670	404,902
Convertible preferred stocks	26,708,580	125,813,295	—
Corporate bonds and notes	—	4,635,520	—
Short-term investments	24,582,676	3,069,365	—
Totals by level	$77,816,222	$660,136,850	$434,566

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

32 Convertible Securities Fund

Statement of assets and liabilities 10/31/19

ASSETS
Investment in securities, at value, including $2,992,563 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $663,207,341)	$710,735,597
Affiliated issuers (identified cost $27,652,041) (Notes 1 and 5)	27,652,041
Dividends, interest and other receivables	2,142,726
Receivable for shares of the fund sold	619,480
Prepaid assets	45,154
Total assets	741,194,998

LIABILITIES
Payable for investments purchased	2,943,025
Payable for shares of the fund repurchased	1,633,561
Payable for compensation of Manager (Note 2)	383,964
Payable for custodian fees (Note 2)	14,458
Payable for investor servicing fees (Note 2)	146,783
Payable for Trustee compensation and expenses (Note 2)	223,676
Payable for administrative services (Note 2)	2,700
Payable for distribution fees (Note 2)	117,740
Collateral on securities loaned, at value (Note 1)	3,069,365
Other accrued expenses	111,869
Total liabilities	8,647,141

Net assets	$732,547,857

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$638,315,783
Total distributable earnings (Note 1)	94,232,074
Total — Representing net assets applicable to capital shares outstanding	$732,547,857

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($394,780,026 divided by 15,621,206 shares)	$25.27
Offering price per class A share (100/94.25 of $25.27)*	$26.81
Net asset value and offering price per class B share ($4,243,742 divided by 171,902 shares)**	$24.69
Net asset value and offering price per class C share ($31,947,001 divided by 1,281,261 shares)**	$24.93
Net asset value and offering price per class I share ($13,237 divided by 523 shares)†	$25.29
Net asset value and redemption price per class M share ($3,214,652 divided by 128,800 shares)	$24.96
Offering price per class M share (100/96.50 of $24.96)*	$25.87
Net asset value, offering price and redemption price per class R share
($3,342,853 divided by 132,963 shares)	$25.14
Net asset value, offering price and redemption price per class R6 share
($9,189,845 divided by 363,730 shares)	$25.27
Net asset value, offering price and redemption price per class Y share
($285,816,501 divided by 11,317,172 shares)	$25.26

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

Convertible Securities Fund 33

Statement of operations Year ended 10/31/19

INVESTMENT INCOME
Interest (including interest income of $631,428 from investments in affiliated issuers) (Note 5)	$7,790,653
Dividends	7,323,568
Securities lending (net of expenses) (Notes 1 and 5)	42,850
Total investment income	15,157,071

EXPENSES
Compensation of Manager (Note 2)	4,414,151
Investor servicing fees (Note 2)	884,329
Custodian fees (Note 2)	14,947
Trustee compensation and expenses (Note 2)	30,190
Distribution fees (Note 2)	1,385,129
Administrative services (Note 2)	21,011
Other	319,964
Total expenses	7,069,721
Expense reduction (Note 2)	(11,148)
Net expenses	7,058,573

Net investment income	8,098,498

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	48,733,286
Net increase from payments by affiliates (Note 2)	155,709
Foreign currency transactions (Note 1)	(2,911)
Total net realized gain	48,886,084
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	35,283,704
Assets and liabilities in foreign currencies	114
Total change in net unrealized appreciation	35,283,818

Net gain on investments	84,169,902

Net increase in net assets resulting from operations	$92,268,400

The accompanying notes are an integral part of these financial statements.

34 Convertible Securities Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 10/31/19	Year ended 10/31/18
Operations
Net investment income	$8,098,498	$9,116,630
Net realized gain on investments
and foreign currency transactions	48,886,084	73,236,188
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	35,283,818	(80,549,148)
Net increase in net assets resulting from operations	92,268,400	1,803,670
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(7,013,599)	(7,253,032)
Class B	(54,906)	(81,653)
Class C	(359,245)	(431,060)
Class I	(273)	(260)
Class M	(43,213)	(45,978)
Class R	(56,453)	(65,455)
Class R6	(180,300)	(77,241)
Class Y	(5,668,744)	(5,590,378)
Net realized short-term gain on investments
Class A	(1,305,698)	—
Class B	(22,105)	—
Class C	(118,491)	—
Class I	(41)	—
Class M	(10,962)	—
Class R	(12,841)	—
Class R6	(25,954)	—
Class Y	(931,834)	—
From net realized long-term gain on investments
Class A	(35,427,976)	(8,069,942)
Class B	(599,783)	(163,298)
Class C	(3,215,065)	(849,537)
Class I	(1,118)	(231)
Class M	(297,431)	(69,658)
Class R	(348,422)	(86,617)
Class R6	(704,229)	—
Class Y	(25,283,753)	(5,038,595)
Increase from capital share transactions (Note 4)	27,356,335	3,254,117
Total increase (decrease) in net assets	37,942,299	(22,765,148)

NET ASSETS
Beginning of year	694,605,558	717,370,706
End of year	$732,547,857	$694,605,558

The accompanying notes are an integral part of these financial statements.

Convertible Securities Fund 35

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)
Class A
October 31, 2019	$25.23	.27	2.75	3.02	(.45)	(2.53)	(2.98)	$25.27	14.11	$394,780	1.05	1.08	60
October 31, 2018	26.19	.32	(.27)	.05	(.48)	(.53)	(1.01)	25.23	.13	371,067	1.05	1.22	68
October 31, 2017	22.55	.35	3.77	4.12	(.48)	—	(.48)	26.19	18.44	410,595	1.07	1.43	56
October 31, 2016	23.37	.35	.17	.52	(.49)	(.85)	(1.34)	22.55	2.49	404,101	1.09[d]	1.59[d]	49
October 31, 2015	25.60	.26	(.93)	(.67)	(.52)	(1.04)	(1.56)	23.37	(2.86)	517,495	1.06	1.04	67
Class B
October 31, 2019	$24.70	.08	2.70	2.78	(.26)	(2.53)	(2.79)	$24.69	13.29	$4,244	1.80	.35	60
October 31, 2018	25.66	.12	(.27)	(.15)	(.28)	(.53)	(.81)	24.70	(.63)	6,418	1.80	.47	68
October 31, 2017	22.10	.16	3.70	3.86	(.30)	—	(.30)	25.66	17.56	8,201	1.82	.68	56
October 31, 2016	22.93	.18	.15	.33	(.31)	(.85)	(1.16)	22.10	1.72	9,018	1.84[d]	.84[d]	49
October 31, 2015	25.13	.07	(.90)	(.83)	(.33)	(1.04)	(1.37)	22.93	(3.55)	11,374	1.81	.29	67
Class C
October 31, 2019	$24.93	.08	2.72	2.80	(.27)	(2.53)	(2.80)	$24.93	13.24	$31,947	1.80	.34	60
October 31, 2018	25.88	.12	(.26)	(.14)	(.28)	(.53)	(.81)	24.93	(.59)	34,353	1.80	.47	68
October 31, 2017	22.29	.16	3.72	3.88	(.29)	—	(.29)	25.88	17.52	42,892	1.82	.68	56
October 31, 2016	23.11	.18	.16	.34	(.31)	(.85)	(1.16)	22.29	1.72	50,827	1.84[d]	.84[d]	49
October 31, 2015	25.32	.07	(.91)	(.84)	(.33)	(1.04)	(1.37)	23.11	(3.54)	72,536	1.81	.30	67
Class I
October 31, 2019	$25.24	.36	2.76	3.12	(.54)	(2.53)	(3.07)	$25.29	14.58	$13.68		1.44	60
October 31, 2018	26.20	.42	(.27)	.15	(.58)	(.53)	(1.11)	25.24	.51	12.68		1.58	68
October 31, 2017	22.55	.45	3.77	4.22	(.57)	—	(.57)	26.20	18.93	11.69		1.80	56
October 31, 2016	23.38	.43	.15	.58	(.56)	(.85)	(1.41)	22.55	2.87	10	.69[d]	1.95[d]	49
October 31, 2015‡	25.33	.25	(1.77)	(1.52)	(.43)	—	(.43)	23.38	(6.05)*	9	.45*	.98 *	67
Class M
October 31, 2019	$24.95	.14	2.73	2.87	(.33)	(2.53)	(2.86)	$24.96	13.56	$3,215	1.55	.58	60
October 31, 2018	25.91	.19	(.27)	(.08)	(.35)	(.53)	(.88)	24.95	(.38)	3,309	1.55	.71	68
October 31, 2017	22.31	.22	3.74	3.96	(.36)	—	(.36)	25.91	17.88	3,660	1.57	.93	56
October 31, 2016	23.14	.23	.16	.39	(.37)	(.85)	(1.22)	22.31	1.95	3,590	1.59[d]	1.07[d]	49
October 31, 2015	25.35	.13	(.91)	(.78)	(.39)	(1.04)	(1.43)	23.14	(3.32)	3,951	1.56	.54	67
Class R
October 31, 2019	$25.11	.20	2.75	2.95	(.39)	(2.53)	(2.92)	$25.14	13.84	$3,343	1.30	.84	60
October 31, 2018	26.07	.25	(.27)	(.02)	(.41)	(.53)	(.94)	25.11	(.13)	3,712	1.30	.96	68
October 31, 2017	22.45	.29	3.75	4.04	(.42)	—	(.42)	26.07	18.15	4,940	1.32	1.18	56
October 31, 2016	23.28	.29	.16	.45	(.43)	(.85)	(1.28)	22.45	2.21	4,898	1.34[d]	1.32[d]	49
October 31, 2015	25.50	.20	(.93)	(.73)	(.45)	(1.04)	(1.49)	23.28	(3.09)	4,972	1.31	.79	67
Class R6
October 31, 2019	$25.23	.34	2.77	3.11	(.54)	(2.53)	(3.07)	$25.27	14.50	$9,190.72		1.40	60
October 31, 2018†	26.54	.19	(1.23)	(1.04)	(.27)	—	(.27)	25.23	(3.96)*	7,372	.32*	.71*	68

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

36 Convertible Securities Fund	Convertible Securities Fund 37

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)
Class Y
October 31, 2019	$25.22	.33	2.76	3.09	(.52)	(2.53)	(3.05)	$25.26	14.42	$285,817.80		1.33	60
October 31, 2018	26.18	.39	(.27)	.12	(.55)	(.53)	(1.08)	25.22	.39	268,362.80		1.47	68
October 31, 2017	22.54	.41	3.77	4.18	(.54)	—	(.54)	26.18	18.76	247,071.82		1.67	56
October 31, 2016	23.37	.40	.17	.57	(.55)	(.85)	(1.40)	22.54	2.71	189,190	.84[d]	1.84[d]	49
October 31, 2015	25.59	.32	(.92)	(.60)	(.58)	(1.04)	(1.62)	23.37	(2.57)	260,676.81		1.30	67

* Not annualized.

† For the period May 22, 2018 (commencement of operations) to October 31, 2018.

‡ For the period March 3, 2015 (commencement of operations) to October 31, 2015.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

The accompanying notes are an integral part of these financial statements.

38 Convertible Securities Fund	Convertible Securities Fund 39

Notes to financial statements 10/31/19

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2018 through October 31, 2019.

Putnam Convertible Securities Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The objective of the fund is to seek, with equal emphasis, current income and capital appreciation. The fund’s secondary objective is conservation of capital. The fund invests mainly in convertible securities of U.S. companies. Under normal circumstances, the fund invests at least 80% of the fund’s net assets in convertible securities. This policy may be changed only after 60 days’ notice to shareholders. Convertible securities combine the investment characteristics of bonds and common stocks. Convertible securities include bonds, preferred stocks and other instruments that can be converted into or exchanged for common stock or equivalent value. A significant portion of the convertible securities the fund buys are below-investment-grade (sometimes referred to as “junk bonds”). The convertible bonds the fund buys usually have intermediate-to long-term stated maturities (i.e. three years or longer), but often contain “put” features, which allow bondholders to sell the bond back to the company under specified circumstances, that result in shorter effective maturities. When deciding whether to buy or sell investments, Putnam Management may consider, among other factors: (i) a security’s structural features, such as its position in a company’s capital structure and “put” and “call” features (a company’s right to repurchase the security under specified circumstances is a “call” feature); (ii) credit and prepayment risks; and (iii) with respect to a company’s common stock underlying a convertible security, the stock’s valuation and the company’s financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends.

The fund offers class A, class B, class C, class I, class M, class R, class R6 and class Y shares. Effective November 25, 2019, class M shares will no longer be available for purchase and will convert automatically to class A shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class I, class M, class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class I, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee, and in the case of class I and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class I, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates

40 Convertible Securities Fund

and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities

Convertible Securities Fund 41

is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $3,069,365 and the value of securities loaned amounted to $2,992,563.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

42 Convertible Securities Fund

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from amortization and accretion, from contingent payment debt income and from convertible preferred income accrued. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $3,221,648 to increase undistributed net investment income and $3,221,648 to decrease accumulated net realized gain.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$76,922,633
Unrealized depreciation	(32,839,259)
Net unrealized appreciation	44,083,374
Undistributed ordinary income	7,521,867
Undistributed long-term gain	34,295,581
Undistributed short-term gain	8,558,309
Cost for federal income tax purposes	$694,304,264

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,
0.730%	of the next $5 billion,	0.560%	of the next $50 billion,
0.680%	of the next $10 billion,	0.550%	of the next $100 billion and
0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.620% of the fund’s average net assets.

Putnam Management has contractually agreed, through February 28, 2021, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Convertible Securities Fund 43

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

Putnam Management voluntarily reimbursed the fund $155,709 for a trading error which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class I shares paid a monthly fee based on the average net assets of class I shares at an annual rate of 0.01%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$482,098	Class R	4,471
Class B	6,445	Class R6	4,155
Class C	41,233	Class Y	341,891
Class I	1	Total	$884,329
Class M	4,035

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $10,235 under the expense offset arrangements and by $913 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $502, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

44 Convertible Securities Fund

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$963,115
Class B	1.00%	1.00%	51,172
Class C	1.00%	1.00%	328,845
Class M	1.00%	0.75%	24,155
Class R	1.00%	0.50%	17,842
Total			$1,385,129

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $39,720 and $1,169 from the sale of class A and class M shares, respectively, and received $934 and $67 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$412,006,236	$417,084,541
U.S. government securities (Long-term)	—	—
Total	$412,006,236	$417,084,541

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 10/31/19		YEAR ENDED 10/31/18
Class A	Shares	Amount	Shares	Amount
Shares sold	1,111,907	$26,934,439	1,107,085	$29,055,034
Shares issued in connection with
reinvestment of distributions	1,905,559	41,389,542	557,275	14,372,423
	3,017,466	68,323,981	1,664,360	43,427,457
Shares repurchased	(2,104,191)	(50,936,194)	(2,634,538)	(69,095,796)
Net increase (decrease)	913,275	$17,387,787	(970,178)	$(25,668,339)

Convertible Securities Fund 45

	YEAR ENDED 10/31/19		YEAR ENDED 10/31/18
Class B	Shares	Amount	Shares	Amount
Shares sold	7,811	$181,116	12,220	$310,831
Shares issued in connection with
reinvestment of distributions	27,573	580,305	7,161	180,479
	35,384	761,421	19,381	491,310
Shares repurchased	(123,347)	(2,916,758)	(79,195)	(2,037,609)
Net decrease	(87,963)	$(2,155,337)	(59,814)	$(1,546,299)

	YEAR ENDED 10/31/19		YEAR ENDED 10/31/18
Class C	Shares	Amount	Shares	Amount
Shares sold	255,162	$6,051,919	287,033	$7,465,217
Shares issued in connection with
reinvestment of distributions	143,959	3,068,009	40,276	1,024,087
	399,121	9,119,928	327,309	8,489,304
Shares repurchased	(496,064)	(11,897,497)	(606,183)	(15,652,602)
Net decrease	(96,943)	$(2,777,569)	(278,874)	$(7,163,298)

	YEAR ENDED 10/31/19		YEAR ENDED 10/31/18
Class I	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—
Shares issued in connection with
reinvestment of distributions	65	1,432	19	490
	65	1,432	19	490
Shares repurchased	—	—	—	—
Net increase	65	$1,432	19	$490

	YEAR ENDED 10/31/19		YEAR ENDED 10/31/18
Class M	Shares	Amount	Shares	Amount
Shares sold	18,798	$450,688	10,708	$277,570
Shares issued in connection with
reinvestment of distributions	16,243	347,388	4,465	113,773
	35,041	798,076	15,173	391,343
Shares repurchased	(38,895)	(953,160)	(23,801)	(617,820)
Net decrease	(3,854)	$(155,084)	(8,628)	$(226,477)

	YEAR ENDED 10/31/19		YEAR ENDED 10/31/18
Class R	Shares	Amount	Shares	Amount
Shares sold	29,165	$701,526	34,212	$893,117
Shares issued in connection with
reinvestment of distributions	17,924	386,468	5,274	135,360
	47,089	1,087,994	39,486	1,028,477
Shares repurchased	(61,970)	(1,505,383)	(81,120)	(2,104,015)
Net decrease	(14,881)	$(417,389)	(41,634)	$(1,075,538)

46 Convertible Securities Fund

			FOR THE PERIOD 5/22/18
			(COMMENCEMENT OF OPERATIONS)
	YEAR ENDED 10/31/19		TO 10/31/18
Class R6	Shares	Amount	Shares	Amount
Shares sold	95,828	$2,342,890	330,028	$8,878,093
Shares issued in connection with
reinvestment of distributions	41,750	910,483	2,922	77,241
	137,578	3,253,373	332,950	8,955,334
Shares repurchased	(66,102)	(1,630,221)	(40,696)	(1,035,314)
Net increase	71,476	$1,623,152	292,254	$7,920,020

	YEAR ENDED 10/31/19		YEAR ENDED 10/31/18
Class Y	Shares	Amount	Shares	Amount
Shares sold	3,399,182	$82,045,338	3,620,670	$94,793,141
Shares issued in connection with
reinvestment of distributions	1,220,535	26,521,982	324,463	8,371,937
	4,619,717	108,567,320	3,945,133	103,165,078
Shares repurchased	(3,945,413)	(94,717,977)	(2,740,559)	(72,151,520)
Net increase	674,304	$13,849,343	1,204,574	$31,013,558

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value
Class I	523	100%	$13,237

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 10/31/18	cost	proceeds	income	of 10/31/19
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$13,768,880	$124,257,625	$134,957,140	$278,609	$3,069,365
Putnam Short Term
Investment Fund**	49,444,063	229,287,039	254,148,426	631,428	24,582,676
Total Short-term
investments	$63,212,943	$353,544,664	$389,105,566	$910,037	$27,652,041

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities

Convertible Securities Fund 47

involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Warrants (number of warrants)	300

As of the close of the reporting period, the fund did not hold any derivative instruments.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as
hedging instruments under ASC 815	Warrants	Total
Equity contracts	$(37,216)	$(37,216)
Total	$(37,216)	$(37,216)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as
hedging instruments under ASC 815	Warrants	Total
Equity contracts	$91,918	$91,918
Total	$91,918	$91,918

Note 8: New accounting pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017–08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310 –20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

48 Convertible Securities Fund

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $38,209,059 as a capital gain dividend with respect to the taxable year ended October 31, 2019, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 24.41% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 24.41%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $4,385,372 of distributions paid as qualifying to be taxed as interest-related dividends, and $2,427,928 to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2020 will show the tax status of all distributions paid to your account in calendar 2019.

Convertible Securities Fund 49

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed
Born 1952, Trustee since 2012
Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury
Born 1947, Trustee since 2009
Principal occupations during past five years: Trustee of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: English Helper, Inc., a private software company

Barbara M. Baumann
Born 1955, Trustee since 2010
Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Treasurer of the Board and Chair of the Finance Committee, The Denver Foundation. Member of the Finance Committee, the Children's Hospital of Colorado. Senior Advisor to First Reserve, an energy and private equity firm.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, an independent natural gas and oil exploration and production company

Katinka Domotorffy
Born 1975, Trustee since 2012
Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Great Lakes Science Center; College Now Greater Cleveland

Catharine Bond Hill
Born 1954, Trustee since 2017
Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation

Dr. Paul L. Joskow
Born 1947, Trustee since 1997
Principal occupations during past five years: Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Head of the MIT Department of Economics from 1994 to 1998 and Director of the MIT Center for Energy and Environmental Policy Research from 1999 through 2007. From 2008 to 2017, President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education issues related to science, technology, and economic performance.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Member Emeritus of the Board of Advisors of the Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

50 Convertible Securities Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of October 31, 2019, there were 91 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Convertible Securities Fund 51

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Robert T. Burns (Born 1961)	Richard T. Kircher (Born 1962)
Vice President and Chief Legal Officer	Vice President and BSA Compliance Officer
Since 2011	Since 2019
General Counsel, Putnam Investments,	Assistant Director, Operational Compliance, Putnam
Putnam Management, and Putnam Retail Management	Investments and Putnam Retail Management

James F. Clark (Born 1974)	Susan G. Malloy (Born 1957)
Vice President and Chief Compliance Officer	Vice President and Assistant Treasurer
Since 2016	Since 2007
Chief Compliance Officer and Chief Risk Officer,	Head of Accounting and Middle Office Services,
Putnam Investments and Chief Compliance Officer,	Putnam Investments and Putnam Management
Putnam Management
Denere P. Poulack (Born 1968)
Nancy E. Florek (Born 1957)	Assistant Vice President, Assistant Clerk,
Vice President, Director of Proxy Voting and Corporate	and Assistant Treasurer
Governance, Assistant Clerk, and Assistant Treasurer	Since 2004
Since 2000
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services,
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Mark C. Trenchard (Born 1962)
Since 2004	Vice President
Since 2002
Director of Operational Compliance, Putnam
Investments and Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

52 Convertible Securities Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	Robert E. Patterson
London, England SW1A 1ER	George Putnam, III	Richard T. Kircher
	Robert L. Reynolds	Vice President and BSA
Marketing Services	Manoj P. Singh	Compliance Officer
Putnam Retail Management
100 Federal Street	Officers	Susan G. Malloy
Boston, MA 02110	Robert L. Reynolds	Vice President and
	President	Assistant Treasurer
Custodian
State Street Bank	Robert T. Burns	Denere P. Poulack
and Trust Company	Vice President and	Assistant Vice President, Assistant
	Chief Legal Officer	Clerk, and Assistant Treasurer
Legal Counsel
Ropes & Gray LLP	James F. Clark	Janet C. Smith
	Vice President, Chief Compliance	Vice President,
Independent Registered	Officer, and Chief Risk Officer	Principal Financial Officer,
Public Accounting Firm		Principal Accounting Officer,
KPMG LLP	Nancy E. Florek	and Assistant Treasurer
Vice President, Director of
	Proxy Voting and Corporate	Mark C. Trenchard
	Governance, Assistant Clerk,	Vice President
and Assistant Treasurer

This report is for the information of shareholders of Putnam Convertible Securities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

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AN019 318949 12/19

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In October 2019, the Code of Ethics of Putnam Investments was amended. The key changes to the Code of Ethics are as follows: (i) Employee notification to the Code of Ethics Officer before acting as a public official for any government entity (ii) Clarifying changes to the Insider Trading provisions and to the rules for trading in securities issued by Great-West Lifeco.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

October 31, 2019	$45,671	$ —	$4,910	$ —
October 31, 2018	$44,166	$ —	$4,815	$ —

For the fiscal years ended October 31, 2019 and October 31, 2018, the fund's independent auditor billed aggregate non-audit fees in the amounts of $4,910 and $4,815 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

October 31, 2019	$ —	$ —	$ —	$ —
October 31, 2018	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Convertible Securities Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 27, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 27, 2019

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: December 27, 2019